CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Air & Water Technologies Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-36327.


                                               /s/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
January 23, 1996